UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Definitive Proxy Statement
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☑	Soliciting Material Pursuant to §240.14a-12

SOLECTRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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     The following communication was delivered to Flextronics customers on June 4, 2007.
June 4, 2007
Dear Valued Customer,
We are incredibly excited to inform you that Flextronics and Solectron have agreed to join forces to create the most diversified global EMS company in the industry. The combined company, which will operate under the name of Flextronics, will have operations to serve you in 35 countries, with approximately 200,000 employees worldwide. Mike McNamara will continue to lead Flextronics as CEO.
For our valued customers, the combined global operations of Flextronics and Solectron offer many key benefits including increased capabilities in design (4,000 design engineers) and vertically integrated end-to-end supply chain services across multiple industry segments. Our combined resources and skill sets allow us to leverage greater global economies-of-scale in design, engineering, ODM, procurement, manufacturing, logistics and repair services. The enhanced capabilities of the combined company will provide meaningful improvements for our customers in time-to-market, time-to-cost and time-to- volume, while simultaneously creating additional growth opportunities in new emerging market segments.
Between now and closing, which is expected to occur toward the end of calendar 2007, we will be working diligently to answer any questions you may have and provide you with a detailed plan on the strategy of the combined organization. We believe this consolidation will prove to be an incredibly positive event for you.
As a valued customer, please be assured that this change will not disrupt our current business relationship. Over the last 18 months, we have significantly reorganized our management structure to create the infrastructure required to effectively and efficiently add scale to our operations. As a result, we are well prepared to integrate our companies quickly and effectively. We will use our combined resources effectively and strive to achieve an even higher level of customer service, value and operating results for your company.
A member of our business development team will be contacting you directly to provide additional information and answer any questions you may have. We are extremely excited about today’s announcement and look forward to providing you with the many significant benefits afforded by the combination of Flextronics and Solectron.
Best regards,
Mike McNamara
Chief Executive Officer
Flextronics

Safe Harbor Statement
     This communication contains forward-looking statements within the meaning of federal securities laws relating to both Flextronics and Solectron. These forward-looking statements may include statements related to the expected timing for closing of the acquisition of Solectron by Flextronics, the expected synergies and benefits to the combined company and its customers from the acquisition, the impact of the acquisition on Flextronics’s earnings per share, the ability of Flextronics to successfully integrate the businesses of the combined company, projected revenue and earnings and related growth and other statements regarding the anticipated future performance of the combined company and the industry in which it operates. These forward-looking statements are based on current assumptions and expectations and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. These risks include the possibility that the acquisition may not be completed as planned or at all, difficulties or delays in obtaining regulatory or shareholder approvals for the proposed transaction, the possibility that the revenues, cost savings, growth prospects and any other synergies expected from the proposed transaction may not be fully realized or may take longer to realize than expected, that growth in the EMS business may not occur as expected or at all, the dependence of the combined company on industries that continually produce technologically advanced products with short life cycles, the ability of the combined company to respond to changes and fluctuations in demand for customers’ products and the short-term nature of customers’ commitments, and the other risks affecting Flextronics, Solectron and the combined company as described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be provided to Flextronics’s and Solectron’s shareholders as well as those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in their quarterly and annual reports and other filings made by Flextronics and by Solectron with the U.S. Securities and Exchange Commission. The forward-looking statements in this communication are based on current expectations and neither Flextronics nor Solectron assumes any obligation to update these forward-looking statements, except as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements.
Additional Information and Where to Find it:
     In connection with the Merger, Flextronics intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available because they will contain important information about Flextronics, Solectron and the proposed merger. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site www.sec.gov. In addition, investors and security holders may obtain a free copy of other documents filed by Flextronics or Solectron by directing a written request, as appropriate, to Solectron at 847 Gibraltar Drive, Milpitas, CA 95035, Attention: Investor Relations, or to Flextronics’s U.S. offices at 2090 Fortune Drive, San Jose, CA 95131, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.
     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation:
     Flextronics, Solectron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of Flextronics is also included in Flextronics’s proxy statement (Form DEF 14A) for the 2006 annual general meeting of Flextronics shareholders, which was filed with the SEC on July 31, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Flextronics Investor Relations at Flextronicsinvestorrelations@flextronics.com. Additional information regarding the directors and executive officers of Solectron is also included in Solectron’s proxy statement (Form DEF 14A) for the 2007 annual stockholders meeting of Solectron, which was filed with the SEC on December 4, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Solectron at 847 Gibraltar Drive, Milpitas, CA 95035, Attention: Investor Relations.